UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (860) 435-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

EXPLANATORY NOTE

The Company is filing this amendment to the Form 8-K filed on October 30, 2014 to include the corrected Press Release, which is Exhibit 99.1 hereto. This amendment is filed solely to correct the information regarding the percentage of shares voted in favor of the proposals.

Form 8-K, Current Report

Salisbury Bancorp, Inc.

Section 5. Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On October 29, 2014, at a Special Meeting of Shareholders of Salisbury Bancorp, Inc. (the “Company”), shareholders approved an amendment to Article Third of the Company’s Certificate of Incorporation to increase the number of the Company’s authorized shares of common stock from 3,000,000 to 5,000,000 shares. Shareholders also approved an amendment to Article Fifth of the Company’s Certificate of Incorporation to eliminate the requirement regarding the minimum and maximum number of directors from the Certificate of Incorporation. A copy of the amended first paragraph of Article Third and a copy of amended Article Fifth is attached hereto as Exhibit 3.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The special meeting of the shareholders of the Company was held on October 29, 2014 (the “Special Meeting”). There were 1,713,281 shares of Common Stock eligible to be voted at the Special Meeting, and 1,239,658 shares were represented at the meeting by the holders thereof, which constituted a quorum. The final results for each of the matters submitted to a vote of shareholders at the Special Meeting are as follows:

1. A proposal to approve the Agreement and Plan of Merger by and among Salisbury Bancorp, Inc. (“SAL”), Salisbury Bank and Trust Company and Riverside Bank, dated as of March 18, 2014, pursuant to which Riverside Bank will merge with and into Salisbury Bank and Trust Company, with Salisbury Bank and Trust Company being the surviving institution and pursuant to which SAL will issue shares of Company common stock as merger consideration (the “SAL Merger Proposal”):

For	Against	Abstain	Broker Non-Vote
1,115,172	81,030	43,456	0

2. A proposal to approve the amendment to Salisbury Bancorp Inc.’s certificate of incorporation to increase the Company’s authorized common stock and to eliminate the minimum and maximum number of directors on the Company’s board (the “SAL Certificate of Amendment Proposal”):

For	Against	Abstain	Broker Non-Vote
1,099,636	89,710	50,312	0

3. A proposal to adjourn the Company’s special meeting, if necessary or appropriate, to solicit additional proxies in favor of the SAL Merger Proposal (the “SAL Adjournment Proposal”):

For	Against	Abstain
1,131,589	80,964	27,105

 The shareholders of the Company approved all of the above proposals.

Section 8. Other Events

Item 8.01. Other Events.

On October 30, 2014, Salisbury Bancorp, Inc., the parent company of Salisbury Bank and Trust Company, issued a press release announcing that at the Company’s special meeting of shareholders held on October 29, 2014, holders of Company common stock voted to approve the Agreement and Plan of Merger dated as of March 18, 2014, providing for the merger of Riverside Bank with and into Salisbury Bank and Trust Company. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

3.1	Amendments to Article Third and Article Fifth of the Amended Certificate of Incorporation of Salisbury Bancorp, Inc.

99.1	Press Release dated October 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 30, 2014

SALISBURY BANCORP, INC.

By:  /s/ Richard J. Cantele, Jr.

Richard J. Cantele, Jr.

President and Chief Executive Officer